UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Technology Center of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2011, Advaxis, Inc. (the “Company”), Optimus Capital Partners, LLC, a Delaware limited liability company, d/b/a Optimus Life Sciences Capital Partners, LLC (the “Investor”) and Optimus CG II, Ltd., an affiliate of the Investor (the “Holder”) entered into an amendment (the “Amendment”) to the Preferred Stock Purchase Agreement dated July 19, 2010 (the “Purchase Agreement”) between the Company and Investor.  Pursuant to the terms of the Purchase Agreement, the Investor remains obligated, from time to time until July 19, 2013, to purchase up to an additional 284 shares of non-convertible, redeemable Series B Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”) at a purchase price of $10,000 per share upon notice from the Company to the Investor, subject to the satisfaction of certain conditions set forth in the Purchase Agreement.

In order to satisfy certain conditions set forth in the Purchase Agreement that would allow the Company to require the Investor to purchase the remaining shares of Series B Preferred Stock under the Purchase Agreement, the Amendment provides that, among other things, the Company will issue to the Holder a three-year warrant (the “Additional Warrant”) to purchase up to an additional 25,560,000 shares of the Company’s common stock, at an initial exercise price of $0.15 per share, subject to adjustment as described below.  The Additional Warrant will become exercisable on the earlier of (i) the date on which a registration statement registering for resale the shares of the Company’s common stock issuable upon exercise of the Additional Warrant (the “Warrant Shares”) becomes effective and (ii) the first date on which such Warrant Shares are eligible for resale without limitation under Rule 144 (assuming a cashless exercise of the Additional Warrant).  The Additional Warrant consists of and is exercisable in tranches, with a separate tranche being created upon each delivery of a tranche notice under the Purchase Agreement.  On each tranche notice date, that portion of the Additional Warrant equal to 135% of the tranche amount will vest and become exercisable, and such vested portion may be exercised at any time during the exercise period on or after such tranche notice date.  On and after the first tranche notice date and each subsequent tranche notice date, the exercise price of the Additional Warrant will be adjusted to the closing sale price of a share of the Company’s common stock on the applicable tranche notice date.  The exercise price of the Additional Warrant may be paid (at the option of the Investor) in cash or by the Investor’s issuance of a four-year, full-recourse promissory note (each, a “Promissory Note”), bearing interest at 2% per annum, and secured by specified portfolio of assets.  However, no Promissory Note will be due or payable at any time that (a) the Company is in default of any preferred stock purchase agreement for Series B Preferred Stock or any warrant issued pursuant thereto, any loan agreement or other material agreement or (b) there are any shares of the Company’s Series B Preferred Stock issued or outstanding.  The Additional Warrant also provides for cashless exercise in certain circumstances. If a “Funding Default” (as such term is defined in the Additional Warrant) occurs and the Additional Warrant has not previously been exercised in full, the Company has the right to demand surrender of the Additional Warrant (or any remaining portion thereof) without compensation, and the Additional Warrant will automatically be cancelled.

On April 4, 2011, the Company and the Holder also entered into an Amended and Restated Security Agreement to ensure that any Promissory Note issued upon exercise of the Additional Warrant will be entitled to the benefits of the security and collateral provisions of the Security Agreement dated as of July 19, 2010.

The foregoing descriptions are qualified in their entirety by reference to the Additional Warrant and the appendices thereto (including, without limitation, the form of Secured Promissory Note), a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein in its entirety, the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein in its entirety, and the Amended and Restated Security Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On April 4, 2011, the Company issued the Additional Warrant.  The information provided in Item 1.01 of this Current Report is incorporated in this Item 3.02 by reference in its entirety.

The Additional Warrant is being offered and sold to the Holder in a private placement transaction made in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Holder is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act. Except as provided in the Purchase Agreement, as amended pursuant to the Amendment, with respect to the Warrant Shares, the securities described above have not been and will not be registered under the Securities Act or any state securities or “blue sky” laws, and may not be offered or sold in the United States absent such registration or an applicable exemption therefrom. This Current Report shall not constitute an offer to sell or a solicitation of an offer to purchase the securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

4.1	Warrant to Purchase Common Stock issued to Optimus CG II Ltd. pursuant to Amendment No. 1 to the Series B Preferred Stock Purchase Agreement.

10.1	Amendment No. 1 to Series B Preferred Stock Purchase Agreement dated April 4, 2011 by and between Optimus Capital Partners, LLC, Optimus CG II Ltd. and Advaxis, Inc.

10.2	Amended and Restated Security Agreement between Optimus CG II Ltd. and Advaxis, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2011	Advaxis, Inc.

	By:	/S/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Warrant to Purchase Common Stock issued to Optimus CG II Ltd. pursuant to Amendment No. 1 to the Series B Preferred Stock Purchase Agreement.

10.1	Amendment No. 1 to Series B Preferred Stock Purchase Agreement dated April 4, 2011 by and between Optimus Capital Partners, LLC, Optimus CG II Ltd. and Advaxis, Inc.

10.2	Amended and Restated Security Agreement between Optimus CG II Ltd. and Advaxis, Inc.